SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 30, 2003

                          GENTIVA HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-15669                  36-4335801
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

3 Huntington Quadrangle, 2S, Melville, New York                  11747-8943
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.
      The following exhibit is filed herewith:

Exhibit No.       Description
-----------       -----------

99.1              Press Release

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Gentiva Health Services, Inc. (the "Company") issued a press release on the subject of 2003 third quarter consolidated earnings for the Company. A copy of such release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this
Item 12 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GENTIVA HEALTH SERVICES, INC.
                                                   (Registrant)

                                                   /s/ John R. Potapchuk
                                                   -----------------------------
                                                   John R. Potapchuk
                                                   Senior Vice President and
                                                   Chief Financial Officer

Date:  October 30, 2003